                     NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT
                   INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


     [GRAPHIC]                          [LOGO]                   [GRAPHIC]
                                                              CUSIP 987408 10 1


                                Youbet.com, Inc.

                           AUTHORIZED COMMON SHARES: 50,000,000
                                    PAR VALUE: $.001


    THIS CERTIFIES THAT                SPECIMEN
                                     ------------


    IS THE RECORD HOLDER OF
                           ---------------------------

                         Shares of Youbet.com, Inc. Common Stock

    Transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.


    Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

    Dated:


     /s/                                 [SEAL]         /s/
    ------------------                                 -----------------------
       SECRETARY                                              PRESIDENT

                                       American Stock Transfer & Trust Company
                                                  New York, New York

                                       TRANSFER AGENT AND REGISTERED /s/
                                                                    -----------

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NOTICE:  Signature must be guaranteed by a firm which is a member of a registered national stock exchange, or by a bank (other than a savings bank) or a trust company. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.



         TEN COM - as tenants in common                  UNIF GIFT MIN ACT - ...............Custodian...............
         TEN ENT - as tenants by the entirety                                     (cust)                 (minor)
         JT TEN - as joint tenants with right                                Under Uniform Gifts to Minors
                  of survivorship and not as                                 Act..........................
                  tenants in common                                                       (State)


           For Value Received,             hereby sell, assign and transfer unto
                              ------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFICATION NUMBER OF ASSIGNEE
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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

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------------------------------------------------------------------------ Shares
of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint


---------------------------------------------------------------------- Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
     ----------------------------


     --------------------------------------------------------------------------
     NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
             WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER


                                             SPECIMEN

     The shares represented by this certificate have not been registered under the Securities Act of 1933. The shares have been acquired for investment and may not be sold, transferred or assigned in the absence of an effective registration statement for these shares under the Securities Act of 1933 or an opinion of the Company's
Counsel that registration is not required under said Act.